Exhibit 10.1

AMENDMENT NO. 1 TO OMNIBUS AGREEMENT
THIS AMENDMENT NO. 1 TO OMNIBUS AGREEMENT (this “Amendment”) dated as of March 17, 2014 is made by and among SunCoke Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), SunCoke Energy Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and SunCoke Energy, Inc., a Delaware corporation (the “Sponsor”). The above-named entities are sometimes referred to in this Amendment each as a “Party” and collectively as the “Parties.”
RECITALS:
WHEREAS, the Partnership, the General Partner and the Sponsor are each parties to that certain Omnibus Agreement, dated as of January 24, 2013 (the “Omnibus Agreement”); and
WHEREAS, the Parties each desire to amend the Omnibus Agreement.
NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.	Effective Date. This Amendment shall become effective and enforceable as of the date hereof, and its term shall be co-extensive with that of the Omnibus Agreement.

2.
Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment, but not otherwise defined herein, shall have the respective meanings assigned to such terms in the Omnibus Agreement.

3.
Amendment. Section 7.2(b) of the Omnibus Agreement is hereby amended by deleting the following parenthetical text therefrom: “(but excluding Sponsor equity based compensation expense)”. This amendment shall not be construed as a waiver or amendment of any other provision of the Omnibus Agreement, or for any purpose except as expressly set forth herein.

4.	Miscellaneous.

1.
Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Amendment to the laws of another state. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of New York and to venue in New York, New York.

2.
Effect of Amendment. Except as expressly modified hereby, all terms and conditions of the Omnibus Agreement remain in full force and effect and are hereby ratified and confirmed in all respects. To the extent that there is any conflict between the terms of the Omnibus Agreement and this Amendment, this Amendment shall control. On and after the effective date of this Amendment, each reference to the Omnibus Agreement in any document created by any of the Parties hereto shall be deemed to be a reference to the Omnibus Agreement as amended by this Amendment. On and after the effective date of this Amendment, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Omnibus Agreement, shall, unless the context otherwise requires, mean the Omnibus Agreement, as amended by this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first written above.

SUNCOKE ENERGY PARTNERS, L.P.
By:    SunCoke Energy Partners GP LLC,
its general partner

By: _/s/ Denise R. Cade _______________
Name: Denise R. Cade
Title: Senior Vice President, General Counsel and
Corporate Secretary

SUNCOKE ENERGY PARTNERS GP LLC

By: _/s/ Denise R. Cade _______________
Name: Denise R. Cade
Title: Senior Vice President, General Counsel and
Corporate Secretary

SUNCOKE ENERGY, INC.

By: _/s/ Denise R. Cade _______________
Name: Denise R. Cade
Title: Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

[Signature page to Amendment No. 1 to Omnibus Agreement]